UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2017

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2017, RTI Surgical, Inc. (the “Company”) held its 2017 Annual Meeting. All matters submitted to a vote of the Company’s stockholders as described in the proxy statement furnished to stockholders in connection with the 2017 Annual Meeting, which was filed with the Securities and Exchange Commission on April 3, 2017, were approved.

The number of shares of common stock entitled to vote at the 2017 Annual Meeting was 72,124,058. The number of shares of common stock present or represented by valid proxy was 59,006,010. At the 2017 Annual Meeting, the Company’s stockholders voted on the following items:

1. Election of Directors — Stockholders voted to elect eight directors to serve on the Company’s board of directors (the “Board”) and hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

The number of votes cast for each of the eight nominees was as set forth below:

Name	Number of Votes For	Number of Votes Withheld
Camille Farhat	58,443,023	562,987
Peter F. Gearen, M.D.	58,170,942	835,068
Thomas A. McEachin	56,015,828	2,990,182
Jonathon M. Singer	57,703,020	1,302,990
Mark D. Stolper	58,568,254	437,756
Paul G. Thomas	58,372,675	633,335
Nicholas J. Valeriani	58,374,926	631,084
Shirley A. Weis	57,851,850	1,154,160

As a result, the following eight individuals were elected, each to serve on the Board and hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified: Camille Farhat, Peter F. Gearen, M.D., Thomas A. McEachin, Jonathon M. Singer, Mark D. Stolper, Paul G. Thomas, Nicholas J. Valeriani and Shirley A. Weis.

2. Advisory Vote on Executive Compensation Program (the “Say on Pay Vote”) — Stockholders approved (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “say on pay vote”). The vote totals for the say on pay vote were: 55,653,045 shares for; 549,632 shares against; and 2,803,333 share abstentions.

3. Advisory Vote on the frequency of the “Say on Pay Vote” — Stockholders conducted an advisory vote on the frequency of the say on pay vote. The vote totals for the frequency of the say on pay vote were 47,621,940 shares for holding the say on pay vote every one year; 41,482 shares for holding the say on pay vote every two years; 8,548,334 shares for holding the say on pay vote every three years; and 2,794,254 share abstentions. In light of the voting results on this advisory proposal, and consistent with the Board’s prior recommendation to the Company’s stockholders, the Board has determined that, until the next required stockholder vote on the frequency of future stockholder advisory votes on executive compensation or until the Board determines that such vote shall be conducted at a different interval, the Company will hold an advisory vote on executive compensation on an annual basis.

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof on these proposals. The final report of the inspector of election indicated that there were no broker non-votes on any of these proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: May 17, 2017	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer